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                                                                    EXHIBIT 99.3

                 FORM OF FRONTIER AFFILIATE'S SUPPORT AGREEMENT

         This FRONTIER AFFILIATE'S SUPPORT AGREEMENT (this "Agreement"), dated as of March 30, 2003, is by and between Holly Corporation, a Delaware corporation (the "Holly"), and the undersigned holder (the "Affiliate") of shares or options to acquire shares of common stock of Frontier Oil Corporation, a Wyoming corporation ("Frontier"). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement referenced below.

                                    RECITALS

         A. Frontier, Holly and other parties have entered into an Agreement and Plan of Merger, dated as of March 30, 2003 (the "Merger Agreement") pursuant to which Merger Sub One will merge (the "Merger") with and into Frontier, with Frontier surviving the Merger, on the terms and subject to the conditions set forth in the Merger Agreement;

         B. As of the date hereof, Affiliate "beneficially owns" (as such term is defined in Rule 13d-3 under the Exchange Act) and Affiliate is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of Common Stock, without par value per share, of Frontier (the "Common Stock") set forth beneath the Affiliate's name on the signature page hereto, as such shares may be adjusted by stock dividend, stock split, recapitalization, combination, merger, consolidation, reorganization or other change in the capital structure of Frontier affecting the Common Stock (such shares of Common Stock, together with any other shares of Common Stock the voting power over which is acquired by Affiliate during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, are collectively referred to herein as Affiliate's "Subject Shares");

         C. As a condition to the willingness of Holly to enter into the Merger Agreement, and as an inducement and in consideration therefor, Holly has required that Affiliate agree, and Affiliate has agreed, to enter into this Agreement.

         NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

         1. VOTING AGREEMENT AND IRREVOCABLE PROXY.

         (a) AGREEMENT TO VOTE THE SUBJECT SHARES. Affiliate, solely in Affiliate's capacity as a stockholder of Frontier, hereby agrees that during the period commencing on the date hereof and continuing until the termination of this Agreement (such period, the "Voting Period"), at any meeting (or any adjournment or postponement thereof) of the holders of any class or classes of the capital stock of Frontier, however called, or in connection with any written consent of the holders of any class or classes of the capital stock of Frontier, Affiliate shall vote (or cause to be voted) Affiliate's Subject Shares (i) in favor of the approval and adoption of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof) at every meeting of the stockholders of Frontier (or in connection with any written consent) at which such matters are considered and at every



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adjournment thereof, (ii) against any action, proposal, transaction or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Frontier or any of its subsidiaries under the Merger Agreement or of Affiliate under this Agreement, and (iii) except as otherwise agreed to in writing in advance by Holly, against the following actions or proposals (other than the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Frontier or any of its subsidiaries and any Holly Acquisition Proposal; (B) any sale, lease or transfer of a significant part of the assets (other than sales of current assets in the ordinary course of business) of Frontier or any of its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of Frontier or any of its subsidiaries (each of the actions in clauses (A) or (B), a "Business Combination"); and (C)(1) any change in the persons who constitute the board of directors of Frontier that is not approved in advance by at least a majority of the persons who were directors of Frontier as of the date of this Agreement (or their successors who were so approved); (2) any change in the present capitalization of Frontier or any amendment of Frontier's certificate of incorporation or bylaws; (3) any other material change in Frontier's corporate structure or business; or (4) any other action or proposal involving Frontier or any of its subsidiaries that is intended, or could reasonably be expected, to prevent, impede, interfere with, delay, postpone, or adversely affect the transactions contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Affiliate agrees not to enter into any agreement, letter of intent, agreement in principle or understanding with any person that violates or conflicts with or could reasonably be expected to violate or conflict with the provisions and agreements contained in this Agreement or the Merger Agreement. For the avoidance of doubt, this Agreement is intended to constitute a voting agreement entered into under W.S. 17-16-731 of the Wyoming Business Corporation Act for the duration of the Voting Period.

         (b) GRANT OF IRREVOCABLE PROXY. Affiliate hereby appoints Holly and any designee of Holly, and each of them individually, such Affiliate's proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Voting Period with respect to Affiliate's Subject Shares in accordance with Section 1(a). This proxy is given to secure the performance of the duties of Affiliate under this Agreement. Affiliate shall promptly cause a copy of this Agreement to be deposited with Frontier at its principal place of business. Affiliate shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.

         (c) NATURE OF IRREVOCABLE PROXY. The proxy and power of attorney granted pursuant to Section 1(b) by Affiliate shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke all prior proxies granted by Affiliate. The power of attorney granted herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Affiliate. For the avoidance of doubt, the proxy and power of attorney is granted pursuant to W.S. 17-16-731 of the Wyoming Business Corporation Act, is coupled with an interest and is granted to Holly as a stockholder of Frontier and a party to this voting agreement which is created under W.S. 17-16-731 of the Wyoming Business Corporation Act and is intended to be valid during the



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Voting Period, which the parties understand and agree may be more than eleven months from the date hereof.

         2. COVENANTS. Except for pledges in existence as of the date hereof, Affiliate agrees that, except as contemplated by the terms of this Agreement, Affiliate shall not (a) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement with respect to, or consent to, the sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of Affiliate's Subject Shares;
(b) grant any proxies or powers of attorney in respect of the Subject Shares, deposit any of Affiliate's Subject Shares into a voting trust or enter into a voting agreement with respect to any of Affiliate's Subject Shares; or (c) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting Affiliate's ability to perform Affiliate's respective obligations under this Agreement. Notwithstanding the foregoing, nothing herein shall prevent Affiliate from assigning or transferring any Subject Shares beneficially owned by Affiliate to any trust, estate, family partnership, foundation (whether family, private or public) or other charitable organization (a "Permitted Transferee") if such Permitted Transferee agrees in writing to hold any Subject Shares subject to all of the provisions of this Agreement as Affiliate hereunder.

         3. REPRESENTATIONS AND WARRANTIES OF AFFILIATES. Affiliate hereby represents and warrants to Holly as follows:

         (a) DUE AUTHORITY. Affiliate has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Affiliate hereby represents and warrants to Holly as follows: If Affiliate is an entity, Affiliate is duly organized and validly existing under the laws of the jurisdiction of its organization, and Affiliate has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Affiliate have, if Affiliate is an entity, been duly authorized by all necessary action on the part of Affiliate, and, assuming its due authorization, execution and delivery by Holly, constitutes a valid and binding obligation of Affiliate, enforceable against Affiliate in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

         (b) OWNERSHIP OF SHARES. Affiliate legally or beneficially owns the number of shares of Common Stock set forth beneath Affiliate's name on the signature page hereto. The number of shares of Common Stock set forth beneath Affiliate's name on the signature page hereto are all of the shares of Common Stock legally or beneficially owned by Affiliate. Affiliate has sole voting power and sole power of disposition, in each case with respect to all of shares of Common Stock set forth beneath Affiliate's name on the signature page hereto, with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement and as otherwise noted on the signature page hereto. Also set forth on the signature page hereto is the number of shares of Common stock issuable pursuant to stock options held by Affiliate.



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         (c) NO CONFLICTS. (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Affiliate and the consummation by Affiliate of the transactions contemplated hereby (it being understood that nothing herein shall prevent Affiliate's compliance with Section 13(d) of the Exchange Act) and
(ii) none of the execution and delivery of this Agreement by Affiliate, the consummation by Affiliate of the transactions contemplated hereby or compliance by Affiliate with any of the provisions hereof shall (A) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Affiliate is a party or by which Affiliate or any of Affiliate's Subject Shares or assets may be bound, or (B) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Affiliate's ability to perform Affiliate's obligations under this Agreement.

         (d) RELIANCE BY HOLLY. Affiliate understands and acknowledges that Holly is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Affiliate.

         4. REPRESENTATIONS AND WARRANTIES OF HOLLY. Holly hereby represents and warrants to Affiliate as follows:

         (a) DUE ORGANIZATION, ETC. Holly is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation. Holly has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Holly has been duly authorized by all necessary action on the part of Holly and, assuming its due authorization, execution and delivery by Affiliate, constitutes a valid and binding obligation of Holly, enforceable against Holly in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         (b) CONFLICTS. (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Holly and the consummation by Holly of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by Holly, the consummation by Holly of the transactions contemplated hereby shall (A) conflict with or result in any breach of the organizational documents of Holly, (B) result in a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Holly is a party or by which Holly or any of its assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Holly's ability to perform its obligations under this Agreement.

         (c) RELIANCE BY AFFILIATE. Holly understands and acknowledges that Affiliate is entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Holly.



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         5. MISCELLANEOUS.

         (a) AFFILIATE CAPACITY. If Affiliate is or becomes during the term hereof a director or officer of Frontier, Affiliate does not make any agreement or understanding herein in Affiliate's capacity as such director or officer. Affiliate executes this Agreement solely in Affiliate's capacity as the record holder or beneficial owner of Affiliate's Subject Shares and nothing herein shall limit or affect any actions taken by Affiliate in Affiliate's capacity as an officer or director of Frontier.

         (b) PUBLICATION. Affiliate hereby permits Holly to publish and disclose in the Proxy Statement/Prospectus (including all documents and schedules filed with the Securities and Exchange Commission) Affiliate's identity and ownership of shares of Common Stock and the nature of Affiliate's commitments, arrangements, and understandings pursuant to this Agreement.

         (c) FURTHER ACTIONS. Each of the parties hereto agrees that it will use its best efforts to do all things necessary to effectuate this Agreement.

         (d) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.

         (e) BINDING EFFECT; BENEFIT; ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their Permitted Transferees, heirs, estates and successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, except by will or by the laws of descent and distribution, without the prior written consent of each of the other parties, except that Holly may assign and transfer its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Holly. Nothing in this Agreement, expressed or implied, is intended to confer on any person, other than the parties hereto, any rights or remedies.

         (f) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto.

         (g) SPECIFIC ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

         (h) REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.



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         (i) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         (j) GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

         (k) HEADINGS. The descriptive headings of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         (l) COUNTERPARTS; FACSIMILES. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. A signature transmitted by facsimile shall be treated for all purposes by the parties hereto as an original, shall be binding upon the party transmitting such signature without limitation.

         (m) TERMINATION. This Agreement shall terminate, and neither Holly nor Affiliate shall have any rights or obligations hereunder, and this Agreement shall become null and void and have no effect upon the earliest to occur of (i) the mutual consent of Holly and Affiliate, (ii) the Effective Time, (iii) the termination of the Merger Agreement pursuant to its terms or (iv) October 31, 2003; provided, further, that termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party's breach of any of the terms of this Agreement. Notwithstanding the foregoing, the provisions of Section 2(a) shall survive the termination of this Agreement by reason of clause (ii) of the preceding sentence until 90 days after the Effective Time and Sections 5(d), 5(e), 5(h) and 5(j) shall survive the termination of this Agreement for any reason.

                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

                                    HOLLY CORPORATION, a Delaware corporation


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    AFFILIATE



                                    Printed Name:
                                                 -------------------------------

                                    Number of Shares of Common Stock owned:

                                    --------------------------------------------

                                    Number of Shares of Common Stock issuable upon exercise of Stock Options held:

                                    --------------------------------------------




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                                   SCHEDULE A

         The following table identifies the officers, and directors of Frontier who have executed Frontier Holder Support Agreements in favor of Holly
Corporation:

                                                                                                                Number of Options to
                                                                                        Number of Shares of       Purchase Frontier
      Name                                             Title                           Frontier Common Stock         Common Stock
----------------                       -----------------------------------------       ---------------------    --------------------
James R. Gibbs                         Chairman of the Board, President and                    315,848                915,000
                                         Chief Executive Officer
Julie H. Edwards                       Executive Vice President-Finance and                    135,054                315,500
                                         Administration, Chief Financial Officer
W. Reed Williams                       Executive Vice President-                                27,706                198,750
                                         Refining and Marketing Operations
Douglas Y. Bech                        Director                                                 13,500                 23,125
G. Clyde Buck                          Director                                                  3,500                 23,125
T. Michael Dossey                      Director                                                  1,000                 15,000
James H. Lee                           Director                                                  1,000                 23,125
Paul B. Loyd, Jr.                      Director                                                  3,500                 23,125
James S. Palmer                        Director Emeritus                                        15,442                      0
Carl W. Schafer                        Director                                                  8,500                 23,125

         TOTAL                                                                                 521,550              1,536,750




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